Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Power3 Medical Products, Inc (the “Company”) on Form 10-KSB for the period ended  December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marin J. McCormick, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section  1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 14, 2008	By:	/s/ Marion McCormick
Marion J. McCormick Chief Accounting Officer